UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 26, 2023

iPower Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-40391	82-5144171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2399 Bateman Avenue

Duarte, CA 91010

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 26, 2023, iPower, Inc., a Nevada corporation (the “Company”), held its 2023 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 28, 2023 (the “Proxy Statement”). At the Annual Meeting, there were a total of 29,710,939 votes eligible to be cast and there were a total of 21,795,387 votes represented in person or by proxy, representing 73.35% of the votes eligible to be cast. The final voting results for each matter are set forth in more detail below.

1.	Election of Directors.

Each of the following five nominees were elected to the Company’s board of directors, in accordance with the voting results listed below, to serve for a term of one year, until the next annual meeting and until their successor has been duly elected and qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Chenlong Tan	17,925,017	0	28,511	3,841,859
Kevin Vassily	17,925,050	0	28,478	3,841,859
Bennet Tchaikovsky	17,926,807	0	26,721	3,841,859
Kevin Liles	17,914,974	0	38,554	3,841,859
Hanxi Li	17,924,996	0	28,532	3,841,859

2.	Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of UHY LLP as the Company’s independent auditor for the fiscal year ending June 30, 2023, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
21,720,120	37,004	38,263	–

3.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
17,885,485	45,727	22,316	3,841,859

4.	Approval of the amendment to the Company’s Sixth Amended and Restated Articles of Incorporation to effect, at the discretion of its board of directors, a reverse stock split of the Company’s common stock at a stock split ratio between 1-for-2 and 1-for-4, with the ultimate ratio to be determined by the board of directors in its sole discretion, the implementation and timing of which shall be subject to the discretion of the board of directors (the “Reverse Stock Split”).

Stockholders approved the Reverse Stock Split, which may be implemented at the discretion of the Company’s board of directors as deemed necessary to maintain compliance with the listing requirements of the Nasdaq Stock Market, LLC.

For	Against	Abstain	Broker Non-Votes
17,890,089	53,093	10,346	3,841,859

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2023

iPower Inc.

By:	/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

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